                                                                 October 4, 1996

Dear Fellow Shareholders:

     On behalf of all of us at Heritage Asset Management, thank you for your continuing investment in Heritage Capital Appreciation Trust (the "Fund"). During the fiscal year ended August 31, 1996, the A shares and C shares of your Fund gained 12.8% and 12.2%, respectively. These returns are calculated without the imposition of either front or back end sales charges.

     Your Fund's largest industry group weightings as of August 31 were Publishing, Finance, Leisure/Amusement, Broadcasting and Telecommunications. One year earlier, while not in the same order, these industry groups similarly represented the five largest in your Fund. This should not be surprising given the long-term outlook we take in investing in companies for the Fund. The portfolio turnover rate reflects this approach, having remained at or below 66% for each of the five most recent fiscal years.

     In the letter that follows, Herb Ehlers discusses the industry groups and securities that significantly affected your Fund's performance during the most recent fiscal year. Herb is Chairman and Chief Executive Officer of Liberty Investment Management, your Fund's investment subadviser. I hope you find his comments helpful in understanding further how your investment portfolio is managed.

     Again, thank you for your investment in Heritage Capital Appreciation Trust. If there are ever ways in which you believe we could serve you better, please call us at 800-709-3863.

                                            Sincerely,



                                            /s/ Stephen G. Hill
                                            -------------------
                                            Stephen G. Hill
                                            President

                                                                 October 4, 1996

Dear Fellow Shareholders:

     For the five years ended August 31, 1996, the Class A Shares of the Heritage Capital Appreciation Trust (HCAT) performed in line with the Standard & Poor's 500 Composite Stock Price Index (cumulative return of 86.5%* for HCAT versus 89.1% for the S&P 500). Over this same time frame, the Class A Shares of HCAT have substantially outperformed the Value Line Index by 46% on a cumulative basis.

     For the fiscal year ended August 31, 1996, HCAT turned in a double digit performance gain of 12.79%* for Class A Shares and 12.16%* for Class C Shares. During this same time period, the S&P 500 and Value Line Indexes returned 18.74% and 5.91%, respectively. For calendar year-to-date (through August 31), HCAT* (Class A +7.97%; Class C +7.59%) has bettered the performance of both the S&P 500 (+7.45%) and Value Line Index (+4.25%).

     Over the course of the past twelve months, the portfolio has been significantly bolstered by investments in some very exceptional businesses. In particular, certain HCAT holdings including financials (Freddie Mac, Fannie Mae, AMBAC, MBIA Inc., and MBNA Corp.), diversified energy (AES Corp.), services (Service Corp. International), hotels/lodging (Marriott International and Promus Hotel Corp.), and health care products (US Surgical) all dramatically outperformed the S&P 500.

     On the other hand, investments in cable companies (Time Warner, Inc., Tele-Communications, Inc.), programming content providers (Gaylord Entertainment Company, Class "A", Liberty Media Group, Class "A", The Walt Disney Company), gaming entities (Circus Circus Enterprises, Inc., Harrah's Entertainment, Inc.) and cellular telephone companies (Airtouch Communications, Inc., Telephone and Data Systems, Inc.) lagged the return of the S&P 500. We strongly believe, however, that these companies possess the potential to be the source of HCAT's future outperformance. On what foundation are our firmly held convictions based? It is quite simply the time tested logic at the core of our investment philosophy.

     As you may recall, we are buyers of businesses -- predictable, growing businesses which we thoroughly understand. We analyze each potential investment not from the viewpoint of a mere purchaser of the stock, but instead from the viewpoint of a buyer considering the purchase of the company itself. We have very strong preferences for the types of businesses we want to own -- preferences, we believe, that result in superior long-term investment performance.

     We favor franchise businesses. Franchise businesses generally possess a dominant market share, which allows for pricing flexibility and robust profit margins. In addition, we prefer companies whose products or services have a long life cycle. This is key to enabling a business to generate revenues which are recurring in nature. Finally, we look for businesses that produce free cash flow. Excess cash can be used for many shareholder advantageous actions including strategic acquisitions, stock buy-back programs, and increased dividends. Finally, we want to purchase this business at a discount to the company's fair market value. Then we hope it is simply a matter of time before the market perceives the business' inherent worth and drives the stock price up to more accurately reflect this value. Sometimes this acknowledgment occurs fairly rapidly; other times patience is required in rather large doses.

     An example of patience meeting its just reward is embodied in Service Corp. International. Initially purchased in January 1992, our investment in Service Corp. garnered a notable 27% annualized return during its first two years in the portfolio (compared to the S&P 500's 9% annualized return over the same time frame). The stock then ended 1994 a mere three-quarters of a point higher from where it had begun the year. After this period of rather lackluster performance, we made a conscious decision to temporarily ignore the stock market. We, instead, focused on the company's solid business fundamentals and extraordinary potential. In the ensuing months through August 31, 1996, Service Corp. has acquired about $1 billion worth of funeral home chains and cemetery operators, and has amassed nearly 3,000 funeral homes and more than 300 cemeteries. It now has the much prized epithet of being the world's largest 'death service' business. From December 1994 through August 1996, Service Corp. has risen over 50% on an annualized basis and has been one of the most significant contributors to HCAT's performance. Service Corp. truly illustrates the essence of our investment style -- emphasizing once again the benefits of investing in a business and not just a stock.

     While technically occurring twelve days after the fiscal year-end, but very much related to the subject at hand . . .

     Overwhelmingly positive is somewhat of an understatement when describing the market's reaction to news that Gillette Co. would pay $7.1 billion in stock to buy battery maker Duracell International Inc. In the two days following the deal's September 12th announcement, Duracell's stock skyrocketed 27%. Given that, as of September 12, 1996, Duracell is the largest holding within the HCAT portfolio, a rigorous analysis of the deal, as well as our outlook on what lies ahead for the newly expanded Gillette will be provided in the next shareholder's letter.

     We anticipate over the next year or two that many other current HCAT holdings (yes, even those within the telecommunications/entertainment industries!) will enjoy similar success stories, as either the market or other companies recognize the value of their excellent underlying businesses.

     Again, I appreciate your confidence in me and the Liberty investment team. We will continue to work diligently to produce solid long-term results for you.

                                            Sincerely,



                                            /s/ Herbert E. Ehlers
                                            ----------------------------------
                                            Herbert E. Ehlers
                                            Chairman & Chief Executive Officer
                                            Liberty Investment Management

* These returns are calculated without the imposition of either front or back end sales charges.

--------------------------------------------------------------------------------

                         GROWTH OF A $10,000 INVESTMENT
                 SINCE SEPTEMBER 1, 1986 OF HCAT CLASS A SHARES

                             [PERFORMANCE GRAPH]

                  HCAT           S & P        VALUE LINE
                -------         -------       ----------
1986            $ 9,525         $10,000         $10,000
                $ 9,137         $ 9,939         $ 9,778
                $10,679         $11,424         $11,159
                $10,237         $11,751         $10,989
1987            $11,096         $13,454         $12,104
                $ 8,295         $ 9,474         $ 7,994
                $10,106         $11,118         $ 9,569
                $ 9,852         $10,988         $ 9,578
1988            $10,125         $11,059         $ 9,674
                $10,483         $11,680         $ 9,596
                $11,629         $12,435         $10,278
                $12,873         $13,928         $11,135
1989            $13,859         $15,395         $11,763
                $13,237         $15,282         $10,934
                $12,239         $14,787         $10,140
                $12,843         $16,242         $10,470
1990            $11,263         $14,626         $ 8,834
                $11,178         $14,749         $ 8,103
                $12,574         $16,955         $ 9,718
                $13,273         $18,157         $10,407
1991            $13,710         $18,563         $10,388
                $13,645         $17,752         $ 9,830
                $15,890         $19,666         $11,201
                $15,489         $19,947         $10,825
1992            $15,188         $20,033         $10,408
                $16,636         $21,029         $11,011
                $16,907         $21,759         $11,566
                $17,591         $22,261         $11,861
1993            $19,095         $23,080         $12,171
                $19,230         $23,153         $12,127
                $20,178         $23,575         $12,692
                $19,510         $23,209         $11,984
1994            $20,446         $24,342         $12,460
                $19,217         $23,393         $11,615
                $20,491         $25,304         $12,180
                $20,973         $27,890         $12,847
1995            $22,666         $29,558         $13,787
                $23,264         $32,044         $13,907
                $25,287         $34,088         $14,354
                $26,567         $35,823         $15,306
1996            $25,566         $35,096         $14,603

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         GROWTH OF A $10,000 INVESTMENT
                SINCE SEPTEMBER 1, 1991 OF HCAT CLASS A SHARES**

                             [PERFORMANCE GRAPH]

                  HCAT           S & P        VALUE LINE
                -------         -------       ----------
1991            $10,000         $10,000         $10,000
                $ 9,952         $ 9,563         $ 9,463
                $11,590         $10,595         $10,783
                $11,297         $10,746         $10,421
1992            $11,078         $10,792         $10,019
                $12,134         $11,329         $10,600
                $12,332         $11,722         $11,134
                $12,831         $11,993         $11,418
1993            $13,928         $12,433         $11,717
                $14,026         $12,473         $11,674
                $14,717         $12,700         $12,218
                $14,230         $12,503         $11,537
1994            $14,913         $13,113         $11,995
                $14,017         $12,602         $11,181
                $14,946         $13,632         $11,725
                $15,297         $15,025         $12,367
1995            $16,532         $15,923         $13,273
                $16,969         $17,262         $13,388
                $18,444         $18,364         $13,818
                $19,377         $19,298         $14,734
1996            $18,647         $18,907         $14,058
        ------------------------------------------------------------------------

   The Value Index does not include reinvestment of dividends.
 * Average annual returns for HCAT Class "A" Shares are calculated in conformance with item 22 of Form N-1A, which assumes the maximum sales load of 4.75% and reinvestment of dividends. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund's results, assume the reinvestment of all capital gain distributions and income dividends. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.
** Return for HCAT Class "A" Shares does not reflect the imposition of front-end sales load.

--------------------------------------------------------------------------------

                         GROWTH OF A $10,000 INVESTMENT
                     SINCE INCEPTION OF HCAT CLASS C SHARES
                                ON APRIL 3, 1995

                              [PERFORMANCE GRAPH]

                  HCAT           S & P        VALUE LINE
                -------         -------       ----------
04/03/95****    $10,000        $ 10,000        $10,000
04/30/95        $ 9,915        $ 10,294        $10,197
05/31/95        $10,099        $ 10,706        $10,398
08/31/95        $10,931        $ 11,346        $11,159
11/30/95        $11,206        $ 12,300        $11,256
02/28/96        $12,157        $ 13,085        $11,617
05/31/96        $12,760        $ 13,751        $12,388
08/31/96        $12,261        $ 13,472        $11,819
--------------------------------------------------------------------------------

 * Average total return for HCAT Class "C" Shares are calculated in conformance with Item 22 of Form N-1A. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund's results, assume the reinvestment of all capital gain distributions and income dividends. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1996
--------------------------------------------------------------------------------

                                                                                                       MARKET
   SHARES                                                                                               VALUE
-------------                                                                                        -----------
COMMON STOCKS--96.5%(A)
-----------------------
   BANKING--2.5%
   -------------
        5,500  Crestar Financial Corporation.......................................................  $   319,687
       48,000  MBNA Corporation....................................................................    1,458,000
                                                                                                     -----------
                                                                                                       1,777,687
                                                                                                     -----------
   BROADCASTING--6.4%
   ------------------
       80,000  Bell Cablemedia PLC, ADR*...........................................................    1,177,500
       40,000  Comcast UK Cable Partners, Class "A"*...............................................      430,000
       47,000  Liberty Media Group, Class "A"*.....................................................    1,239,625
      115,000  Tele-Communications, Inc., Class "A"*...............................................    1,710,625
                                                                                                     -----------
                                                                                                       4,557,750
                                                                                                     -----------
   COSMETICS/TOILETRIES--2.7%
   -----------------------
       40,000  Avon Products, Inc. ................................................................    1,915,000
                                                                                                     -----------
   DATA PROCESSING--2.0%
   --------------------
       30,000  Autodesk, Inc. .....................................................................      690,000
       20,000  Intuit, Inc.*.......................................................................      730,000
                                                                                                     -----------
                                                                                                       1,420,000
                                                                                                     -----------
   ELECTRONICS/ELECTRIC--3.3%
   -----------------------
       52,000  Duracell International, Inc. .......................................................    2,346,500
                                                                                                     -----------
   FILMED ENTERTAINMENT--3.3%
     ------------------------
       70,000  Time Warner, Inc. ..................................................................    2,336,250
                                                                                                     -----------
   FINANCE--11.3%
   -------------
       49,000  AMBAC, Inc. ........................................................................    2,664,375
       25,500  Federal Home Loan Mortgage Corporation..............................................    2,253,563
       64,000  Federal National Mortgage Association...............................................    1,984,000
       15,000  First Data Corporation..............................................................    1,170,000
                                                                                                     -----------
                                                                                                       8,071,938
                                                                                                     -----------
   FOOD--3.1%
   ----------
       14,000  Campbell Soup Company...............................................................      911,750
       10,000  Nabisco Holdings Corporation, Class "A".............................................      336,250
       18,000  Wm. Wrigley Jr Company..............................................................      974,250
                                                                                                     -----------
                                                                                                       2,222,250
                                                                                                     -----------
   FOOD SERVING--1.0%
   -----------------
       30,000  IHOP Corporation*...................................................................      742,500
                                                                                                     -----------
   GLASS PRODUCTS--2.9%
    -------------------
       75,000  Libbey, Inc. .......................................................................    2,100,000
                                                                                                     -----------
   HEALTH CARE CENTERS--2.1%
     -----------------------
       40,000  Beverly Enterprises, Inc.*..........................................................      410,000
       50,000  Tenet Healthcare Corporation*.......................................................    1,050,000
                                                                                                     -----------
                                                                                                       1,460,000
                                                                                                     -----------
   HOTELS/MOTELS/INNS--4.8%
    -----------------------
       40,000  Marriott International, Inc. .......................................................    2,195,000
       40,000  Promus Hotel Corporation*...........................................................    1,205,000
                                                                                                     -----------
                                                                                                       3,400,000
                                                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1996
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                       MARKET
   SHARES                                                                                               VALUE
-------------                                                                                        -----------
INSURANCE--2.1%
  -------------
       10,000  MBIA, Inc...........................................................................  $   815,000
       35,000  Western National Corporation........................................................      660,625
                                                                                                     -----------
                                                                                                       1,475,625
                                                                                                     -----------
LAND DEVELOPMENT/REAL ESTATE--1.1%
 ---------------------------------
       30,000  The Rouse Company*..................................................................      776,250
                                                                                                     -----------
LEISURE/AMUSEMENT--10.7%
------------------------
       40,000  Circus Circus Enterprises, Inc.*....................................................    1,360,000
      115,500  Gaylord Entertainment Company, Class "A"............................................    2,829,750
       55,000  Harrah's Entertainment, Inc.*.......................................................    1,045,000
       23,500  Hasbro, Inc. .......................................................................      863,625
       33,000  Mirage Resorts, Inc.*...............................................................      767,250
       13,000  The Walt Disney Company.............................................................      741,000
                                                                                                     -----------
                                                                                                       7,606,625
                                                                                                     -----------
MEDICAL EQUIPMENT/SUPPLY--2.1%
 -----------------------------
       40,000  U.S. Surgical Corporation...........................................................    1,460,000
                                                                                                     -----------
PHARMACEUTICALS--6.1%
  -------------------
       15,000  Pfizer, Inc.........................................................................    1,065,000
       44,000  Pharmacia & Upjohn, Inc.............................................................    1,848,000
       26,000  Schering-Plough Corporation.........................................................    1,452,750
                                                                                                     -----------
                                                                                                       4,365,750
                                                                                                     -----------
POLLUTION CONTROL--1.1%
  ---------------------
       54,000  Wheelabrator Technologies, Inc. ....................................................      803,250
                                                                                                     -----------
PUBLISHING--12.5%
 ----------------
       20,000  A.H. Belo Corporation, Class "A"....................................................      802,500
       30,000  Gannett Company.....................................................................    2,010,000
       47,500  New York Times Company, Class "A"...................................................    1,484,375
       20,000  Reuters Holdings PLC, ADR...........................................................    1,397,500
       26,000  Tribune Company.....................................................................    1,868,750
       87,000  Valassis Communications, Inc.*......................................................    1,326,750
                                                                                                     -----------
                                                                                                       8,889,875
                                                                                                     -----------
REAL ESTATE INVESTMENT TRUST--1.2%
   -------------------------------
       45,000  Manufactured Home Communities, Inc..................................................      838,125
                                                                                                     -----------
RETAIL STORES--0.7%
  -----------------
       11,000  Tandy Corporation...................................................................      485,375
                                                                                                     -----------
SERVICES--3.2%
   -----------
       40,000  Service Corporation International...................................................    2,255,000
                                                                                                     -----------
TELECOMMUNICATIONS--6.4%
 -----------------------
       87,500  Airtouch Communications, Inc.*......................................................    2,406,250
       50,000  Telephone & Data Systems, Inc.......................................................    2,131,250
                                                                                                     -----------
                                                                                                       4,537,500
                                                                                                     -----------
UTILITIES-DIVERSIFIED--3.5%
     ----------------------
       70,000  AES Corporation*....................................................................    2,485,000
                                                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              INVESTMENT PORTFOLIO
                                AUGUST 31, 1996
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                       MARKET
   SHARES                                                                                               VALUE
-------------                                                                                        -----------
UTILITIES-GAS--0.4%
  -----------------
       12,000  UGI Corporation.....................................................................  $   280,500
                                                                                                     -----------
Total Common Stocks (cost $52,955,588).............................................................   68,608,750
                                                                                                     -----------
 DEBT EXCHANGEABLE FOR COMMON STOCKS (DECS)--1.8%(A)
----------------------------------------------------
   DATA PROCESSING--1.8%
   --------------------
       20,000  American Express Company, 6.25%, Maturing 10/15/96..................................    1,280,000
                                                                                                     -----------
Total DECS (cost $735,000).........................................................................    1,280,000
                                                                                                     -----------
REPURCHASE AGREEMENT--1.9%(A)
----------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated August 30, 1996, @ 5.15%, to be repurchased at $1,365,781 on September 3, 1996, collateralized by $1,393,734 United States
Treasury Notes, 8.125%, due August 15, 2019, (market value $1,399,083 including interest) (cost
$1,365,000)........................................................................................    1,365,000
                                                                                                     -----------
TOTAL INVESTMENT PORTFOLIO (cost $55,055,588)(b), 100.2%(a)........................................   71,253,750
OTHER ASSETS AND LIABILITIES, NET, (0.2%)(a).......................................................     (141,917)
                                                                                                     -----------
NET ASSETS 100.0%..................................................................................  $71,111,833
                                                                                                      ==========

------------------

 *  Non-income producing security
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $16,198,162 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $18,216,208 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,018,046.
ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996
--------------------------------------------------------------------------------

Assets
------
Investments, at market value (identified cost $55,055,588) (Note 1)........................               $71,253,750
Cash.......................................................................................                     2,190
Receivables:
  Fund shares sold.........................................................................                    21,943
  Dividends and interest...................................................................                    89,148
Deferred state registration expenses (Note 1)..............................................                     9,320
Prepaid insurance..........................................................................                     3,535
                                                                                                          -----------
        Total assets.......................................................................                71,379,886
Liabilities
-----------
Payables (Note 4):
  Fund shares redeemed.....................................................................  $138,830
  Accrued management fee...................................................................    45,490
  Accrued distribution fee.................................................................    28,650
  Other accrued expenses...................................................................    55,083
                                                                                             --------
        Total liabilities..................................................................                   268,053
                                                                                                          -----------
Net assets, at market value................................................................               $71,111,833
                                                                                                           ==========
Net Assets

Net assets consist of:
  Paid-in capital..........................................................................               $48,681,226
  Accumulated net realized gain............................................................                 6,232,445
  Net unrealized appreciation on investments...............................................                16,198,162
                                                                                                          -----------
Net assets, at market value................................................................               $71,111,833
                                                                                                           ==========
Class A Shares
--------------
Net asset value and redemption price per share ($69,692,482 divided by 4,473,429 shares of
  beneficial interest outstanding, no par value) (Notes 1 and 2)...........................                    $15.58
Maximum offering price per share (100/95.25 of $15.58).....................................                    ======
                                                                                                               $16.36
Class C Shares                                                                                                 ======
--------------
Net asset value, offering price and redemption price per share ($1,419,351 divided by
  91,806 shares of beneficial interest outstanding, no par value) (Notes 1 and 2)..........                    $15.46
                                                                                                               ======

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1996
--------------------------------------------------------------------------------

Investment Income
-----------------
Income:
  Dividends..............................................................................                 $   871,591
  Interest...............................................................................                     240,613
                                                                                                          -----------
        Total income.....................................................................                   1,112,204

Expenses (Notes 1 and 4):
  Management fee.........................................................................  $  736,180
  Distribution fee (Class A Shares)......................................................     344,067
  Distribution fee (Class C Shares)......................................................      10,838
  Professional fees......................................................................      58,130
  Custodian/Fund accounting fees.........................................................      53,586
  Shareholder servicing..................................................................      45,516
  Amortization of state registration expenses............................................      32,957
  Reports to shareholders................................................................      20,752
  Trustees' fees and expenses............................................................       8,594
  Insurance..............................................................................       7,368
  Other..................................................................................       1,927
                                                                                           ----------
        Total expenses before waiver.....................................................   1,319,915
  Fees waived by Manager (Note 4)........................................................    (184,045)      1,135,870
                                                                                           ----------     -----------
Net investment loss......................................................................                     (23,666)
                                                                                                          -----------
Realized and Unrealized Gain on Investments
-------------------------------------------
Net realized gain from investment transactions...........................................                   8,666,732
Net increase in unrealized appreciation of investments during the year...................                     263,257
                                                                                                          -----------
        Net gain on investments..........................................................                   8,929,989
                                                                                                          -----------
Net increase in net assets resulting from operations.....................................                 $ 8,906,323
                                                                                                           ==========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           FOR THE YEARS ENDED
                                                                                   -----------------------------------
                                                                                   AUGUST 31, 1996     AUGUST 31, 1995
                                                                                   ---------------     ---------------
Increase (decrease) in net assets:
Operations:
  Net investment income (loss).................................................      $   (23,666)        $   346,236
  Net realized gain from investment transactions...............................        8,666,732           6,822,883
  Net increase in unrealized appreciation of investments during the year.......          263,257             127,074
                                                                                   ---------------     ---------------
  Net increase in net assets resulting from operations.........................        8,906,323           7,296,193
Distributions to shareholders from:
  Net investment income, Class A Shares, ($.04 and $.06 per share,
    respectively)..............................................................         (201,178)           (258,567)
  Net investment income, Class C Shares, ($.04 per share)......................           (2,132)                 --
  Net realized gains, Class A Shares, ($1.72 and $1.16 per share,
    respectively)..............................................................       (7,749,647)         (5,533,950)
  Net realized gains, Class C Shares ($1.72 per share).........................          (91,089)                 --
Decrease in net assets from Fund share transactions (Note 2)...................       (3,030,768)         (2,600,669)
                                                                                   ---------------     ---------------
Decrease in net assets.........................................................       (2,168,491)         (1,096,993)
Net assets, beginning of year..................................................       73,280,324          74,377,317
                                                                                   ---------------     ---------------
Net assets, end of year (including undistributed net investment income of
  $202,995 for the year ended August 31, 1995).................................      $71,111,833         $73,280,324
                                                                                   ==============      ==============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                           CLASS C SHARES
                                                                        CLASS A SHARES                   FOR THE YEARS ENDED
                                                                FOR THE YEARS ENDED AUGUST 31,               AUGUST 31,
                                                         --------------------------------------------   ---------------------
                                                          1996       1995     1994     1993     1992      1996        1995+
                                                         -------    ------   ------   ------   ------   --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD...................  $ 15.53    $15.30   $15.62   $13.64   $12.55   $  15.50     $  14.18
                                                         -------    ------   ------   ------   ------   --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a)......................     0.00(e)   0.08     0.02     0.03     0.15      (0.03)(e)    (0.01)
  Net realized and unrealized gain on investments......     1.81      1.37     1.05     3.29     1.19       1.75         1.33
                                                         -------    ------   ------   ------   ------   --------     --------
  Total from Investment
    Operations.........................................     1.81      1.45     1.07     3.32     1.34       1.72         1.32
                                                         -------    ------   ------   ------   ------   --------     --------
LESS DISTRIBUTIONS:
  Dividends from net investment income.................    (0.04)    (0.06)   (0.03)   (0.07)   (0.25)     (0.04)          --
  Distributions from net realized gains................    (1.72)    (1.16)   (1.36)   (1.27)      --      (1.72)          --
                                                         -------    ------   ------   ------   ------   --------     --------
  Total Distributions..................................    (1.76)    (1.22)   (1.39)   (1.34)   (0.25)     (1.76)          --
                                                         -------    ------   ------   ------   ------   --------     --------
NET ASSET VALUE, END OF PERIOD.........................  $ 15.58    $15.53   $15.30   $15.62   $13.64   $  15.46     $  15.50
                                                         =======    ======   ======   ======   ======    =======      =======
TOTAL RETURN(%)(D).....................................    12.79     10.85     7.07    25.72    10.78      12.16         9.31(c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net
    assets.............................................     1.54      1.62     1.55     1.56     1.66       2.05         2.17(b)
  Net investment income (loss) to average daily net
    assets(a)..........................................     (.02)      .49      .15      .24     1.09       (.57)        (.33)(b)
  Portfolio turnover rate..............................       54        66       65       55       57         54           66
  Average commission rate on portfolio transactions
    (per share)........................................  $0.0600        --       --       --       --   $ 0.0600           --
  Net assets, end of period ($ millions)...............       70        73       74       75       65          1           .4

---------------

 + For the period April 3, 1995 (commencement of Class C Shares) to August 31, 1995.
(a) Excludes management fees waived by the Manager in the amount of less than $0.04, $0.04, $0.04, $0.04 and $0.03 per Class A Share for the five years ended August 31, 1996, respectively. The operating expense ratios including such items would be 1.79%, 1.87%, 1.81%, 1.81% and 1.84% for Class A Shares for the five years ended August 31, 1996, respectively. Excludes management fees waived by the Manager in the amount of less than $0.04 and $0.04 per Class C Share for the two years ended August 31, 1996, respectively. The operating expense ratio including such items would be 2.30% and 2.42% (annualized) for Class C Shares, respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.
(e) Amounts calculated prior to reclassification of $23,981 as described in Note
    5. The effect of such reclassification would have no effect on net investment income for Class A Shares and would have resulted in an increase in net investment income of $0.10 for Class C shares.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Capital Appreciation Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund invests principally in those equity securities that the Fund's portfolio manager believes are undervalued and therefore offer above-average potential for long-term appreciation. The Fund currently issues Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

        Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at cost which, when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Capital Accounts: Distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary"), such accounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets of dividend eligible shares. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are allocated to that class.

Note 2: FUND SHARES. At August 31, 1996, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A Shares of the Fund during the years ended August 31, 1996 and 1995, were as follows:

                                                                                   FOR THE YEARS ENDED
                                                               -----------------------------------------------------------
                                                                    AUGUST 31, 1996                  AUGUST 31, 1995
                                                               --------------------------       --------------------------
                           CLASS A SHARES                       SHARES          AMOUNT           SHARES          AMOUNT
        -----------------------------------------------------  ---------     ------------       ---------     ------------
        Shares sold..........................................    155,981     $  2,425,846         315,129     $  4,487,563
        Shares issued on reinvestment of distributions.......    547,280        7,776,848         428,528        5,682,169
        Shares redeemed......................................   (920,007)     (14,196,180)       (913,985)     (13,189,775)
                                                               ---------     ------------       ---------     ------------
        Net decrease.........................................   (216,746)    $ (3,993,486)       (170,328)    $ (3,020,043)
                                                                             ============                     ============
        Shares outstanding:..................................
          Beginning of year..................................  4,690,175                        4,860,503
                                                               ---------                        ---------
          End of year........................................  4,473,429                        4,690,175
                                                               =========                        =========

--------------------------------------------------------------------------------
                      HERITAGE CAPITAL APPRECIATION TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       Transactions in Class C Shares of the Fund during the year ended August 31, 1996 and from April 3, 1995 (commencement of Class C Shares) to August 31, 1995 were as follows:

                                                                                                    FOR THE PERIOD
                                                                                                     APRIL 3, 1995
                                                                                                   (COMMENCEMENT OF
                                                                   FOR THE YEAR ENDED             CLASS C SHARES) TO
                                                                    AUGUST 31, 1996                 AUGUST 31, 1995
                                                                  --------------------            -------------------
                             CLASS C SHARES                       SHARES      AMOUNT              SHARES      AMOUNT
        --------------------------------------------------------  ------     ---------            ------     --------
        Shares sold.............................................  63,749     $ 978,939            29,005     $425,638
        Shares issued on reinvestment of distributions..........   6,588        93,221               --            --
        Shares redeemed.........................................  (7,109)     (109,442)             (427)      (6,264)
                                                                  ------     ---------            ------     --------
        Net increase............................................  63,228     $ 962,718            28,578     $419,374
                                                                             =========                       ========
        Shares outstanding:
          Beginning of year.....................................  28,578                             --
                                                                  ------                          ------
          End of year...........................................  91,806                          28,578
                                                                  ======                          ======

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended August 31, 1996, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $37,338,344 and $43,579,824, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 1.00% of the first $100,000,000 of the Fund's average daily net assets, and 0.75% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. Since January 2, 1992, the Manager has voluntarily agreed to waive 25% of its fee on the first $100 million of average net assets. Fees waived by the Manager for the year ended August 31, 1996 amounted to $184,045.

        Effective February 27, 1995, the Manager entered into an agreement with Liberty Investment Management (the "Subadviser") to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of .25% of average daily net assets, computed daily and paid monthly. From December 1985 (commencement of operations) through February 26, 1995, Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial, Inc., was the sole subadviser to the Fund. Although Eagle remains a subadviser to the Fund, there are no assets currently allocated to Eagle.

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of August 31, 1996 was $6,800. In addition, the Manager performs Fund Accounting services and charged $36,261 during the year of which $5,900 was payable as of August 31, 1996.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $51,387 in front end sales charges and $473 in contingent deferred sales charges for the twelve months ended August 31, 1996. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to .50% of the average daily net assets for Class A Shares. The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net assets for Class C Shares. The Distributor, on Class C Shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker/dealer at the time of purchase. Such fees are accrued daily and payable monthly. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly-owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Income Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, investment companies that are also advised by the Manager (collectively referred to as the Heritage Mutual Funds). Each Trustee of the Heritage Mutual Funds who is not an interested person of the Manager receives an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are shared equally by each of the Heritage Mutual Funds.

Note 5: FEDERAL INCOME TAXES. For the year ended August 31, 1996, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited accumulated net investment loss and charged accumulated undistributed net realized gains $23,981.

--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage Capital Appreciation Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Capital Appreciation Trust (the "Fund") at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended August 31, 1995, including the financial highlights for each of the periods indicated, were audited by other independent accountants whose report dated October 12, 1995 expressed an unqualified opinion on those statements.

/s/  Price Waterhouse LLP
-------------------------
PRICE WATERHOUSE LLP
Tampa, Florida

October 11, 1996

--------------------------------------------------------------------------------

                         1996 FEDERAL INCOME TAX NOTICE
                                  (UNAUDITED)
--------------------------------------------------------------------------------

     During the year ended August 31, 1996, the Fund paid to shareholders $6,270,221 or $1.38 per share from long-term capital gains. For such period 59% of the income dividends qualified for the dividend received deduction available to corporations.

HERITAGE CAPITAL APPRECIATION TRUST is a member of the Heritage family of mutual funds. Other investment alternatives available to you from Heritage include:

          --- HERITAGE CASH TRUST
                 MONEY MARKET FUND
                 MUNICIPAL MONEY MARKET FUND
          --- HERITAGE INCOME-GROWTH TRUST
          --- HERITAGE INCOME TRUST
                 HIGH YIELD BOND FUND
                 INTERMEDIATE GOVERNMENT FUND
          --- HERITAGE SERIES TRUST
                 EAGLE INTERNATIONAL EQUITY PORTFOLIO
                 GROWTH EQUITY FUND
                 SMALL CAP STOCK FUND
                 VALUE EQUITY FUND
          --- HERITAGE U.S. GOVERNMENT INCOME FUND
                 (A CLOSED-END FUND THAT TRADES ON THE
                   NEW YORK STOCK EXCHANGE)

We are pleased that many of you are also investors in these funds. For information and a prospectus for any of these mutual funds, please contact your account executive. Please read the Prospectus carefully before you invest in any of the funds.

     Heritage Capital Appreciation Trust
     P.O. Box 33022
     St. Petersburg, FL 33733

     --------------------------------------------

     Address Change Requested


     This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

     5M 10/96 (RECYCLE LOGO) Printed on recycled paper

               (LOGO) HERITAGE CAPITAL APPRECIATION TRUST (TM)

A mutual fund
seeking long-term
capital appreciation

ANNUAL REPORT
and Investment Performance
Review for the Year Ended
AUGUST 31, 1996


A member of the
Heritage Family of Mutual Funds(TM)